                                                   Filed pursuant to rule 497(c)
                                            Registration Statement No. 333-47522


STATEMENT OF ADDITIONAL INFORMATION
                                                        MORGAN STANLEY ALL STAR
                                                             GROWTH FUND
SEPTEMBER 30, 2002



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated September 30, 2002) for the Morgan Stanley All Star Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley All Star Growth Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History .......................................................   4

II.   Description of the Fund and Its Investments and Risks ..............   4

      A. Classification ..................................................   4

      B. Investment Strategies and Risks .................................   4

      C. Fund Policies/Investment Restrictions ...........................  13

III.  Management of the Fund .............................................  14

      A. Board of Trustees ...............................................  14

      B. Management Information ..........................................  14

      C. Compensation ....................................................  20

IV.   Control Persons and Principal Holders of Securities ................  22

V.    Investment Management and Other Services ...........................  22

      A. Investment Manager and Sub-Advisor ..............................  22

      B. Principal Underwriter ...........................................  23

      C. Services Provided by the Investment Manager and the Sub-Advisor .  24

      D. Dealer Reallowances .............................................  25

      E. Rule 12b-1 Plan .................................................  25

      F. Other Service Providers .........................................  29

      G. Codes of Ethics .................................................  29

VI.   Brokerage Allocation and Other Practices ...........................  29

      A. Brokerage Transactions ..........................................  29

      B. Commissions .....................................................  30

      C. Brokerage Selection .............................................  30

      D. Directed Brokerage ..............................................  31

      E. Regular Broker-Dealers ..........................................  31


VII.  Capital Stock and Other Securities ................................   32


VIII. Purchase, Redemption and Pricing of Shares ........................   32

      A. Purchase/Redemption of Shares ...................................  32

      B. Offering Price ..................................................  33

IX.   Taxation of the Fund and Shareholders ..............................  34

X.    Underwriters .......................................................  36

XI.   Calculation of Performance Data ....................................  36

XII.  Financial Statements ...............................................  37

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley All Star Growth Fund, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.



     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.



     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.



     "Sub-Advisor" - Van Kampen Asset Management Inc., a wholly-owned investment advisor subsidiary of Van Kampen Investments Inc., which is an indirect wholly-owned subsidiary of Morgan Stanley.


     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.



     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on October 5, 2000 with the name Morgan Stanley Dean Witter All Star Growth Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley All Star Growth Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION


     The Fund is an open-end, non-diversified management investment company whose investment objective is to seek long-term growth of capital.


B. INVESTMENT STRATEGIES AND RISKS


     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with United States banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Investment Manager and the Sub-Advisor also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     When management of the Fund believes that a particular foreign currency may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     When required by law, the Fund's custodian bank will earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.


     Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities or currency alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities or currencies underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security or currency against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers. Certain OTC options are considered to be illiquid investments.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager and/or the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline (or the value of its denominated currency) below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager or the Sub-Advisor may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.


     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or the Sub-Advisor. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


     INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stock. In addition, the Fund would bear its share of the investment company's fees and expenses. The Fund may invest in shares of various exchange-traded index funds ("ETFs"), which seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager or the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents, U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or the Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and/or rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing them.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) other than percentage limits relating to illiquid securities, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund will:

    1. Seek long-term growth of capital.

   The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

    2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    4. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any futures contracts; (d) borrowing money; or (e) lending portfolio securities.

    5. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

    6. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options thereon.

    7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.


     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                               Number of
                                                                                             Portfolios in
                                                                                                 Fund
                                Position(s)    Length of                                        Complex
   Name, Age and Address of      Held with       Time       Principal Occupation(s) During     Overseen      Other Directorships
      Independent Trustee        Registrant     Served*              Past 5 Years             by Trustee       Held by Trustee
------------------------------ ------------- ------------ --------------------------------- -------------- ----------------------
Michael Bozic (61)             Trustee       Trustee      Retired; Director or Trustee of   129            Director of Weirton
c/o Mayer, Brown, Rowe & Maw                 since        the Morgan Stanley Funds and                     Steel Corporation.
Counsel to the Independent                   April 1994   the TCW/DW Term Trusts;
Trustees                                                  formerly Vice Chairman of
1675 Broadway                                             Kmart Corporation (December
New York, NY                                              1998-October 2000), Chairman
                                                          and Chief Executive
                                                          Officer of Levitz
                                                          Furniture Corporation
                                                          (November
                                                          1995-November 1998)
                                                          and President and
                                                          Chief Executive
                                                          Officer of Hills
                                                          Department Stores (May
                                                          1991-July 1995);
                                                          formerly variously
                                                          Chairman, Chief
                                                          Executive Officer,
                                                          President and Chief
                                                          Operating Officer
                                                          (1987-1991) of the
                                                          Sears Merchandise
                                                          Group of Sears,
                                                          Roebuck & Co.

Edwin J. Garn (69)             Trustee       Trustee      Director or Trustee of the        129            Director of Franklin
c/o Summit Ventures LLC                      since        Morgan Stanley Funds and the                     Covey (time
1 Utah Center                                January      TCW/DW Term Trusts; formerly                     management
201 S. Main Street                           1993         United States Senator (R-Utah)                   systems), BMW Bank
Salt Lake City, UT                                        (1974-1992) and Chairman,                        of North America,
                                                          Senate Banking Committee                         Inc. (industrial loan
                                                          (1980-1986); formerly Mayor of                   corporation), United
                                                          Salt Lake City, Utah                             Space Alliance (joint
                                                          (1971-1974); formerly                            venture between
                                                          Astronaut, Space Shuttle                         Lockheed Martin and
                                                          Discovery (April 12-19, 1985);                   the Boeing
                                                          Vice Chairman, Huntsman                          Company) and
                                                          Corporation (chemical                            Nuskin Asia Pacific
                                                          company); member of the Utah                     (multilevel
                                                          Regional Advisory Board of                       marketing); member
                                                          Pacific Corp.                                    of the board of
                                                                                                           various civic and
                                                                                                           charitable
                                                                                                           organizations.


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                 POSITION(S)   LENGTH OF                                        COMPLEX
    NAME, AGE AND ADDRESS OF      HELD WITH       TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS
      INDEPENDENT TRUSTEE         REGISTRANT    SERVED*              PAST 5 YEARS             BY TRUSTEE       HELD BY TRUSTEE
------------------------------- ------------- ----------- --------------------------------- -------------- ----------------------
Wayne E. Hedien (68)            Trustee       Trustee     Retired; Director or Trustee of   129            Director of The PMI
c/o Mayer, Brown, Rowe & Maw                  since       the Morgan Stanley Funds and                     Group Inc. (private
Counsel to the Independent                    September   the TCW/DW Term Trusts;                          mortgage insurance);
Trustees                                      1997        formerly associated with the                     Trustee and Vice
1675 Broadway                                             Allstate Companies                               Chairman of The
New York, NY                                              (1966-1994), most recently as                    Field Museum of
                                                          Chairman of The Allstate                         Natural History;
                                                          Corporation (March                               director of various
                                                          1993-December 1994) and                          other business and
                                                          Chairman and Chief Executive                     charitable
                                                          Officer of its wholly-owned                      organizations.
                                                          subsidiary, Allstate Insurance
                                                          Company (July 1989-December
                                                          1994).

Dr. Manuel H. Johnson (53)      Trustee       Trustee     Chairman of the Audit             129            Director of NVR, Inc.
c/o Johnson Smick                             since       Committee and Director or                        (home construction);
International, Inc.                           July 1991   Trustee of the Morgan Stanley                    Chairman and
1133 Connecticut Avenue, N.W.                             Funds and the TCW/DW Term                        Trustee of the
Washington, D.C.                                          Trusts; Senior Partner, Johnson                  Financial Accounting
                                                          Smick International, Inc., a                     Foundation (oversight
                                                          consulting firm; Co-Chairman                     organization of the
                                                          and a founder of the Group of                    Financial Accounting
                                                          Seven Council (G7C), an                          Standards Board).
                                                          international economic
                                                          commission; formerly Vice
                                                          Chairman of the Board of
                                                          Governors of the Federal
                                                          Reserve System and Assistant
                                                          Secretary of the U.S. Treasury.

Michael E. Nugent (66)          Trustee       Trustee     Chairman of the Insurance         207            Director of various
c/o Triumph Capital, L.P.                     since       Committee and Director or                        business
237 Park Avenue                               July 1991   Trustee of the Morgan Stanley                    organizations.
New York, NY                                              Funds and the TCW/DW Term
                                                          Trusts;
                                                          director/trustee of
                                                          various investment
                                                          companies managed by
                                                          Morgan Stanley
                                                          Investment Management
                                                          Inc. and Morgan
                                                          Stanley Investments LP
                                                          (since July 2001);
                                                          General Partner,
                                                          Triumph Capital, L.P.,
                                                          a private investment
                                                          partnership; formerly
                                                          Vice President,
                                                          Bankers Trust Company
                                                          and BT Capital
                                                          Corporation (1984-1988).


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.






                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                POSITION(S)    LENGTH OF                                        COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*              PAST 5 YEARS             BY TRUSTEE       HELD BY TRUSTEE
------------------------------ ------------- ------------- -------------------------------- -------------- -----------------------
Charles A. Fiumefreddo (69)    Chairman      Trustee       Chairman and Director or         129            None
c/o Morgan Stanley Trust       and           since July    Trustee of the Morgan Stanley
Harborside Financial Center,   Trustee       1991          Funds and the TCW/DW Term
Plaza Two,                                                 Trusts; formerly Chairman,
Jersey City, NJ                                            Chief Executive Officer and
                                                           Director of the
                                                           Investment Manager,
                                                           the Distributor and
                                                           Morgan Stanley
                                                           Services, Executive
                                                           Vice President and
                                                           Director of Morgan
                                                           Stanley DW, Chairman
                                                           and Director of the
                                                           Transfer Agent and
                                                           Director and/or
                                                           officer of various
                                                           Morgan Stanley
                                                           subsidiaries (until
                                                           June 1998) and Chief
                                                           Executive Officer of
                                                           the Morgan Stanley
                                                           Funds and the TCW/DW Term
                                                           Trusts (until
                                                           September 2002).

James F. Higgins (54)          Trustee       Trustee       Director or Trustee of the       129            None
c/o Morgan Stanley Trust                     since June    Morgan Stanley Funds and the
Harborside Financial Center,                 2000          TCW/DW Term Trusts (since
Plaza Two,                                                 June 2000); Senior Advisor of
Jersey City, NJ                                            Morgan Stanley (since August
                                                           2000); Director of the
                                                           Distributor and Dean Witter
                                                           Realty Inc.; previously
                                                           President and Chief Operating
                                                           Officer of the Private Client
                                                           Group of Morgan Stanley (May
                                                           1999-August 2000), President
                                                           and Chief Operating Officer of
                                                           Individual Securities of Morgan
                                                           Stanley (February 1997-May
                                                           1999).

Philip J. Purcell (59)         Trustee       Trustee       Director or Trustee of the       129            Director of American
1585 Broadway                                since April   Morgan Stanley Funds and the                    Airlines, Inc. and its
New York, NY                                 1994          TCW/DW Term Trusts;                             parent company,
                                                           Chairman of the Board of                        AMR Corporation.
                                                           Directors and Chief Executive
                                                           Officer of Morgan Stanley and
                                                           Morgan Stanley DW; Director
                                                           of the Distributor; Chairman of
                                                           the Board of Directors and
                                                           Chief Executive Officer of
                                                           Novus Credit Services Inc.;
                                                           Director and/or officer of
                                                           various Morgan Stanley
                                                           subsidiaries.


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                POSITION(S)
   NAME, AGE AND ADDRESS OF     HELD WITH    LENGTH OF
       EXECUTIVE OFFICER       REGISTRANT   TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------ ------------- --------------------------------------------------------------------
Mitchell M. Merin (49)         President    President     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    and Chief    since May     Investment Management (since December 1998); President,
New York, NY                   Executive    1999 and      Director (since April 1997) and Chief Executive Officer (since June
                               Officer      Chief         1998) of the Investment Manager and Morgan Stanley Services;
                                            Executive     Chairman, Chief Executive Officer and Director of the Distributor
                                            Officer       (since June 1998); Chairman (since June 1998) and Director (since
                                            since         January 1998) of the Transfer Agent; Director of various Morgan
                                            September     Stanley subsidiaries; President (since May 1999) and Chief
                                            2002          Executive Officer (since September 2002) of the Morgan Stanley
                                                          Funds and TCW/DW Term Trusts; Trustee of various Van Kampen investment companies (since December 1999); previously Chief
                                                          Strategic Officer of the Investment Manager and Morgan Stanley
                                                          Services and Executive Vice President of the Distributor (April
                                                          1997-June 1998), Vice President of the Morgan Stanley Funds (May
                                                          1997-April 1999), and Executive Vice President of Morgan Stanley.

Barry Fink (47)                Vice         Vice          General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    President,   President,    December 2000) of Morgan Stanley Investment Management;
New York, NY                   Secretary    Secretary     Managing Director (since December 2000), and Secretary and
                               and          and General   General Counsel (since February 1997) and Director (since July
                               General      Counsel       1998) of the Investment Manager and Morgan Stanley Services;
                               Counsel      since         Assistant Secretary of Morgan Stanley DW; Vice President,
                                            February      Secretary and General Counsel of the Morgan Stanley Funds and
                                            1997          TCW/DW Term Trusts (since February 1997); Vice President and
                                                          Secretary of the Distributor; previously, Senior Vice President,
                                                          Assistant Secretary and Assistant General Counsel of the Investment
                                                          Manager and Morgan Stanley Services.


Thomas F. Caloia (56)          Treasurer    Since April   First Vice President and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust                    1989          Manager, the Distributor and Morgan Stanley Services; Treasurer
Harborside Financial Center,                              of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)         Vice         Since         Managing Director, Chief Administrative Officer and Director (since
1221 Avenue of the Americas    President    October       February 1999) of the Investment Manager and Morgan Stanley
New York, NY                                1998          Services and Chief Executive Officer and Director of the Transfer
                                                          Agent; previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Vice         Since July    Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    President    1995          Manager, Morgan Stanley Investment Management Inc. and
New York, NY                                              Morgan Stanley Investments LP; Director of the Transfer Agent.
                                                          Chief Investment Officer of the Van Kampen Funds.

Francis Smith (37)             Vice         Since         Vice President and Chief Financial Officer of the Morgan Stanley
c/o Morgan Stanley Trust       President    September     Funds and the TCW/DW Term Trusts (since September 2002);
Harborside Financial Center    and Chief    2002          Executive Director of the Investment Manager and Morgan Stanley
Plaza Two,                     Financial                  Services (since December 2001), Formerly, Vice President of the
Jersey City, NJ                Officer                    Investment Manager and Morgan Stanley Services (August
                                                          2000-November 2001), Senior Manager at PricewaterhouseCoopers LLP
                                                          (January 1998-August 2000) and Associate--Fund Administration at
                                                          BlackRock Financial Management (July 1996-December 1997).



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and

Morgan Stanley Services, and Joanne Doldo, Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.






                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ----------------------------------------------- -----------------------------------------------
INDEPENDENT:

Michael Bozic                                  None                                       over $100,000
Edwin J. Garn                                  None                                       over $100,000
Wayne E. Hedien                                None                                       over $100,000
Dr. Manuel H. Johnson                          None                                       over $100,000
Michael E. Nugent                              None                                       over $100,000

INTERESTED:

Charles A. Fiumefreddo                         None                                       over $100,000
James F. Higgins                               None                                       over $100,000
Philip J. Purcell                              None                                       over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     Independent Directors/Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, six of the directors/trustees, including all of the independent directors/trustees, serve as members of the Derivatives Committee and three directors/trustees including two Independent Trustees, serve as members of the Insurance Committee.


     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn, and Nugent. During the Fund's fiscal year ended July 31, 2002, the Audit Committee held 11 meetings.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives

Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended July 31, 2002, the Derivatives Committee held four meetings.


     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended July 31, 2002, the Insurance Committee held one meeting.



     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION



     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended July 31, 2002.

                                FUND COMPENSATION





                                    AGGREGATE
                                  COMPENSATION
NAME OF TRUSTEE                   FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,650
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
Charles A. Fiumefreddo.........          888*



* This compensation is for the period January 1, 2002 through July 31, 2002.

     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS





                                   TOTAL CASH
                                  COMPENSATION
                                  FOR SERVICES
                                      TO 97
                                 MORGAN STANLEY
                                    FUNDS AND
                                   OTHER FUNDS
                                   IN THE FUND
NAME OF TRUSTEE                     COMPLEX
-------------------------------   ---------------
Michael Bozic .................     $150,150
Edwin J. Garn .................      150,150
Wayne E. Hedien ...............      150,100
Dr. Manuel H. Johnson .........      219,900
Michael E. Nugent .............      228,362
Charles A. Fiumefreddo ........      360,000



     As of the date of this Statement of Additional Information, 51 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


----------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS





                                                                        RETIREMENT       ESTIMATED
                                                                         BENEFITS         ANNUAL
                                      ESTIMATED                         ACCRUED AS     BENEFITS UPON
                                   CREDITED YEARS       ESTIMATED        EXPENSES       RETIREMENT
                                    OF SERVICE AT     PERCENTAGE OF       BY ALL         FROM ALL
                                     RETIREMENT          ELIGIBLE        ADOPTING        ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)       COMPENSATION        FUNDS         FUNDS(2)
-------------------------------   ----------------   ---------------   ------------   --------------
Michael Bozic .................          10                60.44%         $21,395         $48,443
Edwin J. Garn .................          10                60.44           33,443          49,121
Wayne E. Hedien ...............           9                51.37           44,952          41,437
Dr. Manuel H. Johnson .........          10                60.44           22,022          72,014
Michael E. Nugent .............          10                60.44           38,472          64,157


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote
      (1) on page 21.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     The following owned 5% or more of the outstanding shares of Class A of the Fund as of September 6, 2002: The Perry Company, Ltd., Special Equity, 5211 North Central Expressway, Dallas, TX 75205-3318 - 9.37%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND THE SUB-ADVISOR


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, New York 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Van Kampen Asset Management Inc. is a sub-advisor to the Fund. Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. which itself is an indirect wholly-owned subsidiary of Morgan Stanley. The address of Van Kampen Asset Management Inc. and Van Kampen Investments Inc. is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage its portion of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund has also retained the Investment Manager to provide administrative services and manage the business affairs of the Fund. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the period February 26, 2001 (commencement of operations) through July 31, 2001 and for the fiscal year ended July 31, 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $1,440,938 and $2,732,928, respectively.

     Pursuant to a separate sub-advisory agreement (the "Sub-Advisory Agreement") between the Investment Manager and Van Kampen Asset Management, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage its respective portion of the Fund's portfolio, including the placing of orders for the purchase and sale of portfolio securities. As compensation for its services, the Investment Manager pays the Sub-Advisor a fee calculated by applying the annual rate of 0.60% to the portion of the Fund's average daily net assets managed by the Sub-Advisor. For the period February 26, 2001 through July 31, 2001 and for the fiscal year ended July 31, 2002, the Sub-Advisor accrued total compensation under the Sub-Advisory Agreement in the amounts of $288,188 and $546,586, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.



B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR


     The Investment Manager manages the Fund's business affairs and supervises the investment of the Fund's assets. In addition, the Investment Manager and the Sub-Advisor manage the investment of their respective portions of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager and the Sub-Advisor obtain and evaluate the information and advice relating to the economy, securities markets, and specific securities as they consider necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor under the Sub-Advisory Agreement, or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager (including the Sub-Advisor); all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the period February 26, 2001 (commencement of operations) through July 31, 2001 and for the fiscal year ended July 31, 2002, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).






                                              FEBRUARY 26, 2001
                           2002             THROUGH JULY 31, 2001
                           ----            ----------------------
Class A .........  FSCs:(1) $   83,101      FSCs:(1) $107,520
                  CDSCs:    $   22,079     CDSCs:    $      0
Class B ......... CDSCs:    $1,566,882     CDSCs:    $465,954
Class C ......... CDSCs:    $   52,199     CDSCs:    $ 43,691


----------
(1)  FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended July 31, 2002, of $2,771,906. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended July 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $68,450 and $451,618, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.


     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.


     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).


     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $28,453,286 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 20.83% ($5,929,187)--advertising and promotional expenses; (ii) 0.04% ($10,033)--printing of prospectuses for distribution to other than current shareholders; and (iii) 79.13% ($22,514,066)--other expenses, including the gross sales credit and the carrying charge, of which 3.42% ($769,825) represents carrying charges, 39.98% ($9,002,116) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 56.60% ($12,742,125) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended July 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.


     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $22,023,135 as of July 31, 2002 (the end of the Fund's fiscal year), which was equal to 11.48% of the net assets of Class B on such date. Because there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $249,809 in the case of Class C at December 31, 2001 (the end of the calendar year), which amount was equal to 0.50% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS


     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.



     (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, the Sub-Advisor and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the period February 26, 2001 (commencement of operations) through July 31, 2001 and for the fiscal year ended July 31, 2002, the Fund paid a total of $977,822 and $1,947,991, respectively, in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the period ended July 31, 2001 and for the fiscal year ended July 31, 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the period ended July 31, 2001 and for the fiscal year ended July 31, 2002, the Fund paid a total of $31,973 and $4,526, respectively, in brokerage commissions to Morgan Stanley DW. During the fiscal year ended July 31, 2002, the brokerage commissions paid to Morgan Stanley DW represented approximately 0.23% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.39% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the period ended July 31, 2001 and for the fiscal year ended July 31, 2002, the Fund paid a total of $43,330 and $103,473, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended July 31, 2002, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 5.31% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 6.21% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisor effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe the prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, the Sub-Advisor and certain of their affiliates each currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager, the Sub-Advisor and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended July 31, 2002, the Fund paid $1,668,549 in brokerage commissions in connection with transactions in the aggregate amount of $1,148,628,353 to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended July 31, 2002, the Fund purchased securities issued by Goldman Sachs & Co., which issuer was among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At July 31, 2002, the Fund held securities issued by Bank of America Securities LLC, Bank of New York (The), Goldman Sachs & Co., and Lehman Brothers Inc., with market values of $1,083,950, $1,637,823, $1,865,325 and $255,195, respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.



VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net assets value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager and/or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options and futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period February 26, 2001 (commencement of operations) through July 31, 2002 were as follows: Class
A: -32.83% and -32.43%, respectively; Class B: -33.20% and -32.36%, respectively; Class C: -30.39% and -30.39%, respectively; and Class D: -28.87% and -29.66%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction of any applicable sales charge. Based on this calculation, the annual total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period February 26, 2001 through July 31, 2002 were as follows:
Class A: -29.11% and -29.82%, respectively; Class B: -29.68% and -30.39%, respectively; Class C: -29.68% and -30.39%, respectively; and Class D: -28.87% and -29.66%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A, Class B, Class C and Class D for the one year period ended July 31, 2002 and for the period February 26, 2001 through July 31, 2002 were as follows: Class A: -29.11% and -39.60%, respectively; Class B: -29.68% and -40.30%, respectively; Class C: -29.68% and -40.30%, respectively; and Class D:
-28.87% and -39.40%, respectively.


     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date

(expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at July 31, 2002.






                                    INVESTMENT AT INCEPTION OF:
                     INCEPTION   ---------------------------------
CLASS                  DATE       $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ---------
Class A .........   02/26/01      $5,723     $28,992     $58,588
Class B .........   02/26/01      $5,970     $29,850     $59,700
Class C .........   02/26/01      $5,970     $29,850     $59,700
Class D .........   02/26/01      $6,060     $30,300     $60,600



     The after tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year and the life of the Fund periods ended July 31, 2002 were -33.20% and -32.36%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year and the life of the Fund periods ended July 31, 2002 were -20.38% and -25.43%, respectively.



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended July 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002


      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Common Stocks (97.2%)
                       Advertising/Marketing
                         Services (0.5%)
     9,500             Dun & Bradstreet Corp.* ..........   $  307,325
    13,750             Harte-Hanks Communications
                         Inc. ...........................      266,337
    13,100             Lamar Advertising Co.* ...........      413,698
     9,200             Valassis Communications,
                         Inc.* ..........................      337,640
                                                            ----------
                                                             1,325,000
                                                            ----------
                       Aerospace & Defense (2.3%)
     8,650             Alliant Techsystems, Inc.* .......      531,110
    18,600             General Dynamics Corp. ...........    1,505,112
    12,800             L-3 Communications Holdings,
                         Inc.* ..........................      591,616
    23,200             Lockheed Martin Corp. ............    1,487,352
    12,400             Northrop Grumman Corp. ...........    1,372,680
    11,000             Raytheon Co. .....................      358,380
                                                            ----------
                                                             5,846,250
                                                            ----------
                       Air Freight/Couriers (0.5%)
    11,200             C.H. Robinson Worldwide, Inc.           336,000
    13,850             Expeditors International of
                         Washington, Inc. ...............      408,575
     5,900             FedEx Corp. ......................      300,605
     3,900             United Parcel Service, Inc.
                         (Class B) ......................      254,826
                                                            ----------
                                                             1,300,006
                                                            ----------
                       Apparel/Footwear (0.7%)
    58,900             Coach, Inc.* .....................    1,342,920
     9,200             Jones Apparel Group, Inc.* .......      313,076
     3,900             Nike, Inc. (Class B) .............      192,231
                                                            ----------
                                                             1,848,227
                                                            ----------
                       Apparel/Footwear Retail (1.7%)
    37,450             Abercrombie & Fitch Co.
                         (Class A)* .....................      846,370
    14,300             Chico's FAS, Inc.* ...............      225,797
     8,400             Hot Topic, Inc.* .................      130,620
    18,245             Industria de Disend Textil, S.A.
                         (Spain) ........................      356,653
    94,450             Limited Brands, Inc. .............    1,697,266
    28,900             Ross Stores, Inc. ................    1,088,374
                                                            ----------
                                                             4,345,080
                                                            ----------

      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Auto Parts: O.E.M. (0.3%)
    20,000             ArvinMeritor, Inc. ...............   $  423,200
     9,200             Gentex Corp.* ....................      268,548
                                                            ----------
                                                               691,748
                                                            ----------
                       Beverages: Alcoholic (1.6%)
    48,650             Anheuser-Busch Companies,
                         Inc. ...........................    2,515,691
     2,900             Brown-Forman Corp. (Class B)            196,562
    18,300             Constellation Brands Inc.
                         (Class A)* .....................      525,942
     4,600             Coors (Adolph) Co. (Class B)......      277,886
    23,748             Diageo PLC .......................      288,276
                                                            ----------
                                                             3,804,357
                                                            ----------
                       Beverages: Non-Alcoholic (1.6%)
    70,300             Coca-Cola Co. (The) ..............    3,510,782
    15,000             Coca-Cola Enterprises Inc. .......      279,300
     3,700             Pepsi Bottling Group, Inc.
                         (The) ..........................       91,464
                                                            ----------
                                                             3,881,546
                                                            ----------
                       Biotechnology (4.4%)
    53,120             Amgen Inc.* ......................    2,424,397
    16,650             Biogen, Inc.* ....................      598,900
    11,900             Celgene Corp.* ...................      204,323
    11,000             Cephalon, Inc.* ..................      528,000
    59,750             Gilead Sciences, Inc.* ...........    1,820,582
    51,100             IDEC Pharmaceuticals Corp.*           2,278,549
    43,150             MedImmune, Inc.* .................    1,283,281
    12,750             Millennium Pharmaceuticals,
                         Inc.* ..........................      158,355
     1,100             Neurocrine Biosciences, Inc.*            40,381
     7,350             NPS Pharmaceuticals, Inc.* .......      160,009
    15,800             Scios, Inc.* .....................      495,488
    11,250             Transkaryotic Therapies, Inc.*          433,687
    10,400             Trimeris, Inc.* ..................      486,408
                                                            ----------
                                                            10,912,360
                                                            ----------
                       Broadcasting (1.7%)
    12,800             Entercom Communications
                         Corp.* .........................      554,240
    44,050             Radio One, Inc. (Class D)* .......      616,700
    55,200             Univision Communications,
                         Inc. (Class A)* ................    1,578,168


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued





      NUMBER OF
       SHARES                                                         VALUE
----------------------------------------------------------------------------------
   9,100               USA Interactive* ...................   $    200,646
  39,500               Westwood One, Inc.* ................      1,254,125
                                                              ------------
                                                                 4,203,879
                                                              ------------
                       Building Products (0.1%)
   2,500               American Standard
                         Companies, Inc.* .................        178,775
                                                              ------------
                       Casino/Gaming (1.0%)
  72,450               GTECH Holdings Corp.* ..............      1,445,377
   6,900               Harrah's Entertainment, Inc.* ......        326,508
  10,600               MGM Mirage * .......................        371,000
  47,850               Park Place Entertainment
                         Corp.* ...........................        439,263
                                                              ------------
                                                                 2,582,148
                                                              ------------
                       Catalog/Specialty Distribution (0.1%)
   5,650               J. Jill Group Inc.* ................        125,995
                                                              ------------
                       Chemicals: Major Diversified (0.2%)
   9,100               Du Pont (E.I.) de Nemours &
                         Co. ..............................        381,381
                                                              ------------
                       Chemicals: Specialty (0.2%)
   6,600               Air Products & Chemicals, Inc.              292,050
   5,400               Sigma-Aldrich Corp. ................        258,768
                                                              ------------
                                                                   550,818
                                                              ------------
                       Computer Communications (1.6%)
 52,050                Brocade Communications
                         Systems, Inc.* ...................        975,937
169,550                Cisco Systems, Inc.* ...............      2,236,364
 30,550                Emulex Corp.* ......................        707,538
 11,650                Extreme Networks, Inc.* ............        121,160
                                                              ------------
                                                                 4,040,999
                                                              ------------
                       Computer Peripherals (0.5%)
 14,700                EMC Corp.* .........................        110,250
  6,450                Lexmark International, Inc. * ......        315,276
 10,500                Network Appliance, Inc.* ...........         88,830
 17,950                QLogic Corp.* ......................        731,462
                                                              ------------
                                                                 1,245,818
                                                              ------------
                       Computer Processing
                         Hardware (1.8%)
125,700                Dell Computer Corp.* ...............      3,133,701
 17,950                International Business
                         Machines Corp. ...................      1,263,680
                                                              ------------
                                                                 4,397,381
                                                              ------------


      NUMBER OF
       SHARES                                                         VALUE
----------------------------------------------------------------------------------
                       Containers/Packaging (0.3%)
 45,200                Pactiv Corp.* ......................   $    821,284
                                                              ------------
                       Contract Drilling (1.1%)
 25,900                ENSCO International Inc. ...........        669,515
 32,700                GlobalSantaFe Corp. ................        737,058
  2,500                Nabors Industries, Ltd.
                         (Barbados)* ......................         76,300
 28,550                Noble Corp.* .......................        925,020
  6,500                Rowan Companies, Inc. ..............        127,205
 11,400                Transocean Inc. ....................        290,700
                                                              ------------
                                                                 2,825,798
                                                              ------------
                       Data Processing Services (1.2%)
 31,450                Affiliated Computer Services,
                         Inc. (Class A)* ..................      1,477,521
 27,800                BISYS Group, Inc. (The)* ...........        642,180
  9,200                Certergy Inc.* .....................        301,024
  6,800                CheckFree Corp.* ...................         67,728
 13,700                DST Systems, Inc.* .................        461,690
                                                              ------------
                                                                 2,950,143
                                                              ------------
                       Department Stores (0.2%)
  5,700                Kohl's Corp.* ......................        376,200
  3,200                Sears, Roebuck & Co. ...............        150,944
                                                              ------------
                                                                   527,144
                                                              ------------
                       Discount Stores (3.3%)
 11,900                99 Cents Only Stores* ..............        290,122
 54,950                BJ's Wholesale Club, Inc.* .........      1,931,492
 46,450                Dollar General Corp. ...............        797,082
 29,800                Dollar Tree Stores, Inc.* ..........        929,656
  9,200                Family Dollar Stores, Inc. .........        278,668
 78,700                Wal-Mart Stores, Inc. ..............      3,870,466
                                                              ------------
                                                                 8,097,486
                                                              ------------
                       Electric Utilities (0.1%)
  3,700                Consolidated Edison, Inc. ..........        158,545
                                                              ------------
                       Electrical Products (0.2%)
 13,950                Molex Inc. .........................        407,061
                                                              ------------
                       Electronic Components (0.5%)
  3,850                Amphenol Corp. (Class A)* ..........        144,952
 50,250                Jabil Circuit, Inc.* ...............        893,947
 11,800                Vishay Intertechnology, Inc.*.......        201,190
                                                              ------------
                                                                 1,240,089
                                                              ------------


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued





      NUMBER OF
       SHARES                                                      VALUE
-------------------------------------------------------------------------------
                       Electronic Distributors (0.4%)
22,350                 CDW Computer Centers,
                         Inc.* .........................   $  1,068,330
                                                           ------------
                       Electronic Equipment/
                         Instruments (0.2%)
 9,600                 Diebold, Inc. ...................        327,072
49,950                 JDS Uniphase Corp.* .............        125,874
                                                           ------------
                                                                452,946
                                                           ------------
                       Electronic Production
                         Equipment (1.0%)
28,500                 Applied Materials, Inc.* ........        423,795
20,700                 Celestica, Inc.* ................        444,015
19,350                 KLA-Tencor Corp.* ...............        762,196
22,900                 Lam Research Corp.* .............        281,670
 6,500                 Novellus Systems, Inc.* .........        175,435
11,450                 Synopsys, Inc.* .................        489,716
                                                           ------------
                                                              2,576,827
                                                           ------------
                       Engineering & Construction (0.1%)
 9,200                 Jacobs Engineering Group,
                         Inc.* .........................        319,148
                                                           ------------
                       Finance/Rental/Leasing (2.5%)
11,600                 Countrywide Credit Industries,
                         Inc. ..........................        589,396
 3,300                 Fannie Mae ......................        247,137
65,600                 Freddie Mac .....................      4,063,920
33,000                 Ryder System, Inc. ..............        863,610
 4,700                 SLM Corp. .......................        427,700
                                                           ------------
                                                              6,191,763
                                                           ------------
                       Financial Conglomerates (1.5%)
44,450                 American Express Co. ............      1,567,307
50,600                 Citigroup, Inc. .................      1,697,124
11,000                 Investors Financial Services
                         Corp. .........................        338,470
                                                           ------------
                                                              3,602,901
                                                           ------------
                       Financial Publishing/Services (1.1%)
39,200                 Moody's Corp. ...................      1,944,320
30,600                 SunGard Data Systems Inc.*.......        717,570
                                                           ------------
                                                              2,661,890
                                                           ------------
                       Food Retail (0.3%)
17,500                 Whole Foods Market, Inc.* .......        767,725
                                                           ------------


      NUMBER OF
       SHARES                                                      VALUE
-------------------------------------------------------------------------------
                       Food: Major Diversified (0.8%)
 6,000                 Kellogg Co.  ....................   $    206,640
 5,800                 Kraft Foods Inc. (Class A) ......        214,600
   700                 Nestle S.A. (Registered
                         Shares) .......................        150,074
23,500                 PepsiCo, Inc. ...................      1,009,090
 5,200                 Unilever NV (Share
                       Certificates) ...................        293,259
                                                           ------------
                                                              1,873,663
                                                           ------------
                       Food: Meat/Fish/Dairy (0.5%)
23,000                 Dean Foods Co.* .................        766,820
 5,500                 Dreyer's Grand Ice Cream,
                         Inc. ..........................        368,280
                                                           ------------
                                                              1,135,100
                                                           ------------
                       Food: Specialty/Candy (0.5%)
25,938                 Cadbury Schweppes PLC ...........        179,949
 8,000                 Hershey Foods Corp. .............        627,680
22,900                 McCormick & Co., Inc.
                         (Non-Voting) ..................        520,975
                                                           ------------
                                                              1,328,604
                                                           ------------
                       Home Building (0.5%)
24,300                 Lennar Corp. ....................      1,233,225
                                                           ------------
                       Home Furnishings (0.2%)
 7,947                 Mohawk Industries, Inc.* ........        377,482
                                                           ------------
                       Home Improvement Chains (1.0%)
12,800                 Fastenal Co. ....................        487,296
48,200                 Home Depot, Inc. (The) ..........      1,488,416
14,400                 Lowe's Companies, Inc. ..........        545,040
                                                           ------------
                                                              2,520,752
                                                           ------------
                       Hospital/Nursing Management (2.7%)
64,350                 HCA Inc. ........................      3,024,450
39,450                 Tenet Healthcare Corp.* .........      1,879,792
29,600                 Triad Hospitals, Inc.* ..........      1,183,408
11,400                 Universal Health Services, Inc.
                         (Class B)* ....................        538,992
                                                           ------------
                                                              6,626,642
                                                           ------------
                       Hotels/Resorts/Cruiselines (0.7%)
71,650                 Starwood Hotels & Resorts
                         Worldwide, Inc. ...............      1,841,405
                                                           ------------


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued





      NUMBER OF
       SHARES                                                        VALUE
---------------------------------------------------------------------------------
                       Household/Personal Care (2.1%)
   3,100               Alberto-Culver Co. (Class B) ......   $    147,281
   6,600               Avon Products, Inc. ...............        305,316
   6,800               Clorox Co. (The) ..................        261,800
  16,000               Dial Corp. (The) ..................        320,320
  11,000               Gillette Co. (The) ................        361,680
   9,700               Kimberly-Clark Corp. ..............        592,185
  36,750               Procter & Gamble Co. (The) ........      3,270,382
                                                             ------------
                                                                5,258,964
                                                             ------------
                       Industrial Conglomerates (3.1%)
  5,300                3M Co. ............................        666,899
182,200                General Electric Co. ..............      5,866,840
  4,500                ITT Industries, Inc. ..............        287,460
  5,700                SPX Corp.* ........................        595,650
  5,300                United Technologies Corp. .........        368,350
                                                             ------------
                                                                7,785,199
                                                             ------------
                       Industrial Specialties (0.8%)
  6,900                Donaldson Co., Inc. ...............        231,288
 31,400                Ecolab, Inc. ......................      1,442,830
 16,200                RPM, Inc. .........................        231,984
                                                             ------------
                                                                1,906,102
                                                             ------------
                       Information Technology
                         Services (0.3%)
  3,700                Anteon International Corp.* .......         72,964
 17,150                PeopleSoft, Inc.* .................        308,357
 11,400                Reynolds & Reynolds Co.
                         (The) (Class A) .................        283,860
                                                             ------------
                                                                  665,181
                                                             ------------
                       Insurance Brokers/Services (0.7%)
 24,683                ChoicePoint Inc.* .................      1,033,971
 11,600                Gallagher (Arthur J.) & Co. .......        341,156
 14,450                Willis Group Holdings Ltd.* .......        457,198
                                                             ------------
                                                                1,832,325
                                                             ------------
                       Integrated Oil (0.3%)
 14,600                Exxon Mobil Corp. .................        536,696
  5,800                Royal Dutch Petroleum Co.
                         (NY Registered Shares)
                         (Netherlands) ...................        265,060
                                                             ------------
                                                                  801,756
                                                             ------------


      NUMBER OF
       SHARES                                                        VALUE
---------------------------------------------------------------------------------
                       Internet Software/Services (0.1%)
 20,150                BEA Systems, Inc.* ................   $    111,832
 22,800                Siebel Systems, Inc.* .............        214,320
                                                             ------------
                                                                  326,152
                                                             ------------
                       Investment Banks/Brokers (1.1%)
  2,600                Bear Stearns Companies, Inc.
                         (The) ...........................        156,572
 25,500                Goldman Sachs Group, Inc.
                         (The) ...........................      1,865,325
 11,400                Legg Mason, Inc. ..................        486,096
  4,500                Lehman Brothers Holdings,
                         Inc. ............................        255,195
                                                             ------------
                                                                2,763,188
                                                             ------------
                       Investment Managers (0.5%)
  6,750                Affiliated Managers Group,
                         Inc.* ...........................        318,735
  9,600                Eaton Vance Corp.
                         (Non-Voting) ....................        256,896
  7,800                Federated Investors, Inc.
                         (Class B) .......................        221,676
  5,700                Franklin Resources, Inc. ..........        195,681
  6,900                Neuberger Berman Inc. .............        210,312
                                                             ------------
                                                                1,203,300
                                                             ------------
                       Life/Health Insurance (0.2%)
 19,850                AFLAC, Inc. .......................        623,488
                                                             ------------
                       Major Banks (1.9%)
 16,300                Bank of America Corp. .............      1,083,950
 51,150                Bank of New York Co., Inc.
                         (The) ...........................      1,637,823
 22,600                Bank One Corp. ....................        879,366
  4,100                Comerica, Inc. ....................        238,456
 18,000                Wells Fargo & Co. .................        915,480
                                                             ------------
                                                                4,755,075
                                                             ------------
                       Major Telecommunications (0.3%)
 23,150                Verizon Communications Inc.........        763,950
                                                             ------------
                       Managed Health Care (2.0%)
  9,200                Aetna Inc. ........................        401,856
  6,550                Anthem, Inc.* .....................        444,614
 28,500                Caremark Rx, Inc.* ................        447,450
 16,500                First Health Group Corp.* .........        414,810


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued



      NUMBER OF
       SHARES                                                        VALUE
---------------------------------------------------------------------------------
 9,200                 Mid Atlantic Medical Services,
                         Inc.* ...........................   $    299,552
13,700                 Oxford Health Plans, Inc.* ........        589,374
20,500                 UnitedHealth Group Inc. ...........      1,797,030
 8,300                 WellPoint Health Networks,
                         Inc.* ...........................        593,450
                                                             ------------
                                                                4,988,136
                                                             ------------
                       Media Conglomerates (1.0%)
66,750                 Viacom, Inc. (Class B)
                         (Non-Voting)* ...................      2,597,910
                                                             ------------
                       Medical Distributors (0.7%)
15,850                 AmerisourceBergen Corp. ...........      1,061,791
 6,900                 Henry Schein, Inc.* ...............        296,424
 9,300                 Patterson Dental Co.* .............        430,404
                                                             ------------
                                                                1,788,619
                                                             ------------
                       Medical Specialties (3.1%)
38,500                 Boston Scientific Corp.* ..........      1,154,615
13,750                 DENTSPLY International, Inc........        545,050
 9,200                 Hillenbrand Industries, Inc. ......        497,352
31,800                 Medtronic, Inc. ...................      1,284,720
38,250                 St. Jude Medical, Inc.* ...........      1,453,500
36,900                 Varian Medical Systems,
                         Inc.* ...........................      1,542,420
34,290                 Zimmer Holdings, Inc.* ............      1,276,617
                                                             ------------
                                                                7,754,274
                                                             ------------
                       Medical/Nursing Services (0.5%)
40,550                 Lincare Holdings, Inc.* ...........      1,272,459
                                                             ------------
                       Miscellaneous Commercial
                         Services (0.5%)
20,200                 Iron Mountain Inc.* ...............        600,950
21,150                 Sabre Holdings Corp.* .............        560,898
                                                             ------------
                                                                1,161,848
                                                             ------------
                       Miscellaneous Manufacturing (0.2%)
 4,700                 Danaher Corp. .....................        291,635
 6,900                 Pentair, Inc. .....................        280,623
                                                             ------------
                                                                  572,258
                                                             ------------
                       Motor Vehicles (0.3%)
 6,750                 Harley-Davidson, Inc. .............        319,680
11,000                 Honda Motor Co., Ltd. .............        456,995
                                                             ------------
                                                                  776,675
                                                             ------------

      NUMBER OF
       SHARES                                                        VALUE
---------------------------------------------------------------------------------
                       Movies/Entertainment (0.2%)
 7,100                 Fox Entertainment Group, Inc.
                         (Class A)* ......................   $    141,645
23,450                 Regal Entertainment Group
                         (Class A)* ......................        463,607
                                                             ------------
                                                                  605,252
                                                             ------------
                       Multi-Line Insurance (0.7%)
34,400                 American International Group,
                         Inc. ............................      2,198,848
                                                             ------------
                       Office Equipment/Supplies (0.0%)
 1,400                 Avery Dennison Corp. ..............         87,094
                                                             ------------
                       Oil & Gas Production (0.4%)
13,600                 Ocean Energy, Inc. ................        270,640
24,500                 Pioneer Natural Resources
                         Co.* ............................        593,145
11,400                 Suncor Energy, Inc. (Canada).......        188,784
                                                             ------------
                                                                1,052,569
                                                             ------------
                       Oilfield Services/Equipment (2.8%)
78,750                 Baker Hughes Inc. .................      2,110,500
63,950                 BJ Services Co.* ..................      2,039,366
 8,800                 Schlumberger Ltd. .................        377,696
24,000                 Smith International, Inc.* ........        758,640
39,050                 Weatherford International
                         Ltd.* ...........................      1,583,868
                                                             ------------
                                                                6,870,070
                                                             ------------
                       Other Consumer Services (2.5%)
26,450                 Apollo Group, Inc. (Class A)*......      1,038,163
26,850                 Block (H.&R.), Inc. ...............      1,296,318
15,850                 Career Education Corp.* ...........        699,619
12,800                 Corinthian Colleges, Inc.* ........        403,840
17,400                 eBay, Inc.* .......................        993,366
18,200                 ServiceMaster Co. (The) ...........        222,040
33,950                 Weight Watchers International,
                         Inc.* ...........................      1,481,918
                                                             ------------
                                                                6,135,264
                                                             ------------
                       Other Consumer Specialties (0.1%)
 6,900                 Fortune Brands, Inc. ..............        360,870
                                                             ------------
                       Packaged Software (4.9%)
25,150                 Adobe Systems, Inc. ...............        602,594
 7,350                 BMC Software, Inc.* ...............         98,858


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued





      NUMBER OF
       SHARES                                                            VALUE
-------------------------------------------------------------------------------------
  9,300                Cadence Design Systems,
                         Inc.* ...............................   $    115,785
 32,250                Intuit Inc.* ..........................      1,418,355
 23,950                Mercury Interactive Corp.* ............        613,599
133,600                Microsoft Corp.* ......................      6,410,128
  4,050                NetIQ Corp.* ..........................         80,231
  7,550                Network Associates, Inc.* .............         91,733
 87,400                Oracle Corp.* .........................        874,787
 19,750                Rational Software Corp.* ..............        132,720
 26,500                Symantec Corp.* .......................        888,810
 26,200                TIBCO Software, Inc.* .................        142,004
 38,450                VERITAS Software Corp.* ...............        647,114
                                                                 ------------
                                                                   12,116,718
                                                                 ------------
                       Personnel Services (0.4%)
 27,100                Manpower, Inc. ........................      1,020,586
                                                                 ------------
                       Pharmaceuticals: Major (5.0%)
 13,300                Abbott Laboratories ...................        550,753
 69,550                Johnson & Johnson .....................      3,686,150
  3,800                Lilly (Eli) & Co. .....................        221,996
  4,400                Merck & Co., Inc. .....................        218,240
178,625                Pfizer, Inc. ..........................      5,778,519
  7,300                Schering-Plough Corp. .................        186,150
 49,325                Wyeth .................................      1,968,068
                                                                 ------------
                                                                   12,609,876
                                                                 ------------
                       Pharmaceuticals: Other (0.6%)
  4,550                Allergan, Inc. ........................        275,230
 13,400                Forest Laboratories, Inc.* ............      1,038,098
  2,300                Teva Pharmaceutical
                         Industries Ltd. (ADR)
                         (Israel) ............................        153,412
                                                                 ------------
                                                                    1,466,740
                                                                 ------------
                       Precious Metals (0.7%)
  6,500                Barrick Gold Corp. (Canada) ...........         99,580
 25,200                Gold Fields Ltd. (ADR) (South
                         Africa) .............................        251,496
 50,800                Goldcorp Inc. (Canada) ................        430,784
 40,500                Newmont Mining Corp. Hldg
                         Co. .................................        988,200
  5,800                Placer Dome Inc. (Canada) .............         48,546
                                                                 ------------
                                                                    1,818,606
                                                                 ------------


      NUMBER OF
       SHARES                                                            VALUE
-------------------------------------------------------------------------------------
                       Property - Casualty Insurers (0.5%)
 13,300                Allstate Corp. (The) ..................   $    505,533
  7,850                Everest Re Group, Ltd.
                         (Barbados) ..........................        429,788
  6,600                RenaissanceRe Holdings Ltd.
                         (Bermuda) ...........................        257,400
                                                                 ------------
                                                                    1,192,721
                                                                 ------------
                       Publishing: Newspapers (0.5%)
 14,300                Belo Corp. (Series A) .................        312,455
  5,200                Gannett Co., Inc. .....................        373,932
 10,500                New York Times Co. (The)
                         (Class A) ...........................        475,125
                                                                 ------------
                                                                    1,161,512
                                                                 ------------
                       Railroads (0.3%)
  7,700                CSX Corp. .............................        266,189
 15,400                Norfolk Southern Corp. ................        311,850
  5,000                Union Pacific Corp. ...................        293,350
                                                                 ------------
                                                                      871,389
                                                                 ------------
                       Recreational Products (2.2%)
 38,050                Activision, Inc.* .....................      1,092,796
 11,400                Brunswick Corp. .......................        260,832
 47,450                Electronic Arts Inc.* .................      2,855,541
  8,100                International Game
                         Technology* .........................        471,825
 32,100                Mattel, Inc. ..........................        603,801
  4,600                Polaris Industries Inc. ...............        312,846
                                                                 ------------
                                                                    5,597,641
                                                                 ------------
                       Regional Banks (1.4%)
 11,400                Commerce Bancorp, Inc. ................        526,908
 26,200                Compass Bancshares, Inc. ..............        843,378
 13,900                Fifth Third Bancorp ...................        918,373
  9,300                North Fork Bancorporation,
                         Inc. ................................        377,673
  9,200                TCF Financial Corp. ...................        436,632
 13,750                Union Planters Corp. ..................        421,300
                                                                 ------------
                                                                    3,524,264
                                                                 ------------
                       Restaurants (2.2%)
 22,200                Brinker International, Inc.* ..........        723,720
 39,150                CBRL Group, Inc. ......................      1,171,368
  4,200                Cheesecake Factory, Inc.
                         (The)* ..............................        152,208
 18,650                Jack in the Box Inc.* .................        516,605


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued



      NUMBER OF
       SHARES                                                         VALUE
----------------------------------------------------------------------------------
  13,300               Outback Steakhouse, Inc.* ..........   $    424,802
  18,100               Starbucks Corp.* ...................        355,303
  28,150               Wendy's International, Inc. ........      1,035,639
  33,100               Yum! Brands, Inc.* .................      1,022,790
                                                              ------------
                                                                 5,402,435
                                                              ------------
                       Savings Banks (0.5%)
  21,550               Charter One Financial, Inc. ........        730,976
   4,800               Golden West Financial Corp. ........        315,600
  11,400               Roslyn Bancorp, Inc. ...............        246,263
                                                              ------------
                                                                 1,292,839
                                                              ------------
                       Semiconductors (3.8%)
  88,300               Agere Systems, Inc.
                         (Class B)* .......................        172,185
  10,700               Altera Corp.* ......................        126,581
   9,600               Broadcom Corp. (Class A)* ..........        180,096
  14,800               Cypress Semiconductor
                         Corp.* ...........................        169,904
  31,050               Fairchild Semiconductor Corp.
                         (Class A)* .......................        553,622
  25,250               Integrated Device Technology,
                         Inc.* ............................        323,200
129,250                Intel Corp. ........................      2,428,608
  4,450                International Rectifier Corp.*......        102,617
 21,150                Intersil Corp. (Class A)* ..........        460,859
 28,850                Linear Technology Corp. ............        781,258
  9,500                Marvell Technology Group Ltd.
                         (Bermuda)* .......................        181,925
 12,050                Maxim Integrated Products,
                         Inc.* ............................        423,919
 63,000                Microchip Technology Inc.* .........      1,387,260
 18,300                Micron Technology, Inc.* ...........        356,667
  6,700                National Semiconductor
                         Corp.* ...........................        121,337
 14,000                PMC - Sierra, Inc.* ................        133,700
 12,400                Semtech Corp.* .....................        243,784
  9,994                Skyworks Solutions, Inc.* ..........         28,983
 54,550                Texas Instruments, Inc. ............      1,262,833
                                                              ------------
                                                                 9,439,338
                                                              ------------
                       Services to the Health
                         Industry (1.3%)
  9,200                Accredo Health, Inc.* ..............        438,849
  9,200                Express Scripts, Inc.
                         (Class A)* .........................        478,400


      NUMBER OF
       SHARES                                                         VALUE
----------------------------------------------------------------------------------
 43,450                Laboratory Corp. of America
                         Holdings* ........................   $  1,490,335
  9,200                Quest Diagnostics Inc.* ............        555,588
  8,150                Stericycle, Inc.* ..................        269,032
                                                              ------------
                                                                 3,232,204
                                                              ------------
                       Specialty Insurance (0.5%)
  6,500                Ambac Financial Group, Inc. ........        409,695
 11,300                Fidelity National Financial,
                         Inc. .............................        334,367
  8,000                MBIA, Inc. .........................        396,720
                                                              ------------
                                                                 1,140,782
                                                              ------------
                       Specialty Stores (1.2%)
  4,600                AutoZone, Inc.* ....................        339,250
 18,200                Bed Bath & Beyond Inc.* ............        564,200
 22,700                Michaels Stores, Inc.* .............        840,581
 13,700                Pier 1 Imports, Inc. ...............        237,010
 18,300                Staples, Inc.* .....................        305,427
 26,600                Williams-Sonoma, Inc.* .............        605,150
                                                              ------------
                                                                 2,891,618
                                                              ------------
                       Specialty Telecommunications (0.0%)
 44,450                Crown Castle International
                         Corp.* ...........................        102,235
                                                              ------------
                       Steel (0.4%)
 17,200                Nucor Corp. ........................        960,276
                                                              ------------
                       Telecommunication Equipment (0.7%)
  6,700                Advanced Fibre
                         Communications, Inc.* ............        115,441
 18,600                CIENA Corp.* .......................         74,958
  5,850                Harris Corp. .......................        187,844
 69,300                Motorola, Inc. .....................        803,880
127,800                Nortel Networks Corp.
                         (Canada)* ........................        123,966
  6,300                QUALCOMM Inc.* .....................        173,124
 25,000                RF Micro Devices, Inc.* ............        166,500
                                                              ------------
                                                                 1,645,713
                                                              ------------
                       Tobacco (1.1%)
 15,200                Loews Corp. - Carolina
                         Group ............................        375,440
 50,050                Philip Morris Companies, Inc........      2,304,803
                                                              ------------
                                                                 2,680,243
                                                              ------------


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
PORTFOLIO OF INVESTMENTS [|] JULY 31, 2002 continued



 NUMBER OF
  SHARES                                                  VALUE
-----------------------------------------------------------------
             Tools/Hardware (0.1%)
 2,900       Black & Decker Corp. (The) ..........   $    131,950
                                                     ------------
             Trucking (0.2%)
 5,400       Landstar System, Inc.* ..............        538,974
                                                     ------------
             Trucks/Construction/Farm
               Machinery (0.3%)
47,900       AGCO Corp.* .........................        858,847
                                                     ------------
             Wholesale Distributors (0.1%)
 9,900       Genuine Parts Co. ...................        304,029
                                                     ------------
             Wireless Telecommunications (0.2%)
44,450       Nextel Communications, Inc.
               (Class A)* ........................        254,699
 9,600       Vodafone Group PLC (ADR)
               (United Kingdom) ..................        145,632
                                                     ------------
                                                          400,331
                                                     ------------
             Total Common Stocks
             (Cost $266,366,061)..................    242,576,414
                                                     ------------




  PRINCIPAL
  AMOUNT IN
  THOUSANDS
------------
               U.S. Government Obligation (0.8)%
$   2,000      U.S. Treasury Note 4.875%
                 due 02/15/12
                 (Cost $2,000,000).........      2,063,282
                                              ------------
               Short-Term Investment (2.9%)
               Repurchase Agreement
    7,152      Joint repurchase agreement
                 account 1.84% due
                 08/01/02 (dated
                 07/31/02; proceeds
                 $7,152,366) (a)
                 (Cost $7,152,000).........      7,152,000
                                              ------------




                                                    VALUE
                                               ---------------
Total Investments
(Cost $275,518,061) (b).........   100.9 %      $251,791,696

Liabilities in Excess of Other
Assets .........................   (0.9)          (2,318,703)
                                   ----         ------------
Net Assets .....................   100.0 %      $249,472,993
                                   =====        ============

---------------------------
ADR   American Depository Receipt.

 *    Non-income producing security.

 (a)  Collateralized by federal agency and U.S. Treasury obligations.

 (b) The aggregate cost for federal income tax purposes is $295,432,850. The aggregate gross unrealized appreciation is $4,675,600 and the aggregate gross unrealized depreciation is $48,316,754, resulting in net unrealized depreciation of $43,641,154.

Forward Foreign Currency Contracts Open at July 31, 2002:

                                                  UNREALIZED
   CONTRACTS       IN EXCHANGE     DELIVERY      APPRECIATON/
  TO RECEIVE           FOR           DATE       (DEPRECIATION)
--------------   --------------   ----------   ---------------
  $   93,099     EUR  94,700      08/01/02         $  540
  GBP 99,945     $   157,253      08/01/02           (910)
  GBP 16,646     $    26,190      08/01/02           (151)
  GBP 67,432     $   105,618      08/02/02           (135)
                                                   ------
  Net unrealized depreciation ............         $ (656)
                                                   ======


Currency Abbreviations:
-----------------------
EUR    Euro.
GBP    British Pound.

                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
July 31, 2002





Assets:
Investments in securities, at value
 (cost $275,518,061)..............................................    $  251,791,696
Foreign Cash .....................................................           147,260
Receivable for:
  Investments sold ...............................................         6,676,666
  Shares of beneficial interest sold .............................           149,006
  Dividends ......................................................            78,071
  Interest .......................................................            45,345
Prepaid expenses and other assets ................................           230,568
                                                                      --------------
  Total Assets ...................................................       259,118,612
                                                                      --------------
Liabilities:
Payable for:
  Investments purchased ..........................................         8,253,796
  Shares of beneficial interest redeemed .........................           368,487
  Distribution fee ...............................................           214,726
  Investment management fee ......................................           176,808
Payable to bank ..................................................           467,782
Accrued expenses and other payables ..............................           164,020
                                                                      --------------
  Total Liabilities ..............................................         9,645,619
                                                                      --------------
  Net Assets .....................................................    $  249,472,993
                                                                      ==============
Composition of Net Assets:
Paid-in-capital ..................................................    $  435,755,720
Net unrealized depreciation ......................................       (23,726,881)
Undistributed net investment income ..............................               656
Accumulated net realized loss ....................................      (162,556,502)
                                                                      --------------
  Net Assets .....................................................    $  249,472,993
                                                                      ==============
Class A Shares:
Net Assets .......................................................    $   19,898,096
Shares Outstanding (unlimited authorized, $.01 par value).........         3,294,479
  Net Asset Value Per Share ......................................    $         6.04
                                                                      ==============
  Maximum Offering Price Per Share
  (net asset value plus 5.54% of net asset value) ................    $         6.37
                                                                      ==============
Class B Shares:
Net Assets .......................................................    $  191,879,414
Shares Outstanding (unlimited authorized, $.01 par value).........        32,114,387
  Net Asset Value Per Share ......................................    $         5.97
                                                                      ==============
Class C Shares:
Net Assets .......................................................    $   30,320,703
Shares Outstanding (unlimited authorized, $.01 par value).........         5,074,661
  Net Asset Value Per Share ......................................    $         5.97
                                                                      ==============
Class D Shares:
Net Assets .......................................................    $    7,374,780
Shares Outstanding (unlimited authorized, $.01 par value).........         1,216,748
  Net Asset Value Per Share ......................................    $         6.06
                                                                      ==============




                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended July 31, 2002





Net Investment Loss:
Income
Dividends (net of $5,811 foreign withholding tax).........................    $    1,916,274
Interest .................................................................           439,919
                                                                              --------------
  Total Income ...........................................................         2,356,193
                                                                              --------------
Expenses
Distribution fee (Class A shares) ........................................            68,450
Distribution fee (Class B shares) ........................................         2,771,906
Distribution fee (Class C shares) ........................................           451,618
Investment management fee ................................................         2,732,928
Transfer agent fees and expenses .........................................           939,813
Custodian fees ...........................................................           207,152
Shareholder reports and notices ..........................................           105,379
Professional fees ........................................................            64,112
Registration fees ........................................................            58,668
Trustees' fees and expenses ..............................................            12,386
Other ....................................................................             3,760
                                                                              --------------
  Total Expenses .........................................................         7,416,172
                                                                              --------------
  Net Investment Loss ....................................................        (5,059,979)
                                                                              --------------
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
  Investments ............................................................      (102,598,803)
  Futures contracts ......................................................          (208,462)
                                                                              --------------
  Net Realized Loss ......................................................      (102,807,265)
                                                                              --------------
Net change in unrealized appreciation/depreciation on investments ........       (12,138,549)
                                                                              --------------
  Net Loss ...............................................................      (114,945,814)
                                                                              --------------
Net Decrease .............................................................    $ (120,005,793)
                                                                              ==============



                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets






                                                                                                              FOR THE PERIOD
                                                                                            FOR THE YEAR    FEBRUARY 26, 2001*
                                                                                               ENDED             THROUGH
                                                                                           JULY 31, 2002      JULY 31, 2001
                                                                                         ----------------- -------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .................................................................... $ (5,059,979)        $  (2,078,220)
Net realized loss ...................................................................... (102,807,265)          (59,748,382)
Net change in unrealized depreciation ..................................................  (12,138,549)          (11,588,332)
                                                                                         ------------         -------------
  Net Decrease ......................................................................... (120,005,793)          (73,414,934)

Net increase (decrease) from transactions in shares of beneficial interest .............  (75,623,311)          518,417,031
                                                                                         ------------         -------------
  Net Increase (Decrease) .............................................................. (195,629,104)          445,002,097

Net Assets:
Beginning of period ....................................................................  445,102,097               100,000
                                                                                         ------------         -------------
End of Period
(Including undistributed net investment income of $656 and a net investment loss of $41,
respectively) .......................................................................... $249,472,993         $ 445,102,097
                                                                                         ============         =============



------------
*      Commencement of operations.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002


1. Organization and Accounting Policies

Morgan Stanley All Star Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of companies that are believed to offer the potential for superior growth. The Fund was organized as a Massachusetts business trust on October 5, 2000 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on February 26, 2001.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Van Kampen Asset Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002 continued


factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002 continued


transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

G. Forward Foreign Currency Contracts -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation, calculated by applying the annual rate of 0.60% to the portion of the Fund's average daily net assets managed by the Sub-Advisor.

Morgan Stanley All Star Growth Fund
Notes to Financial Statements [|] July 31, 2002 continued


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $22,023,135 at July 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $22,079, $1,566,882 and $52,199, respectively and received approximately $83,101 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2002 aggregated $843,684,420 and $909,272,567, respectively. Included in the aforementioned transactions are purchases and sales of $565,663 and $670,546, respectively for portfolio transactions with other Morgan Stanley Funds.

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002 continued


For the year ended July 31, 2002 the fund incurred brokerage commissions of $107,999 with Morgan Stanley & Co., Inc., and affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $24,500.


5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:







                                                                             FOR THE PERIOD
                                             FOR THE YEAR                 FEBRUARY 26, 2001*
                                                ENDED                           THROUGH
                                            JULY 31, 2002                    JULY 31, 2001
                                   -------------------------------- -------------------------------
                                        SHARES          AMOUNT           SHARES          AMOUNT
                                   --------------- ----------------  -------------- ----------------
CLASS A SHARES
Sold .............................       689,884    $   5,238,133       4,814,042   $ 47,522,701
Redeemed .........................    (1,649,342)     (12,103,465)       (562,605)    (5,025,160)
                                      ----------    -------------       ---------   ------------
Net increase (decrease) -- Class A      (959,458)      (6,865,332)      4,251,437     42,497,541
                                      ----------    -------------       ---------   ------------
CLASS B SHARES ...................
Sold .............................     5,629,974       42,663,763      41,818,954    409,652,487
Redeemed .........................   (12,678,341)     (91,654,404)     (2,658,700)   (23,733,802)
                                     -----------    -------------      ----------   ------------
Net increase (decrease) -- Class B    (7,048,367)     (48,990,641)     39,160,254    385,918,685
                                     -----------    -------------      ----------   ------------
CLASS C SHARES ...................
Sold .............................       832,084        6,264,431       7,092,312     69,729,170
Redeemed .........................    (2,257,359)     (16,439,877)       (594,876)    (5,325,527)
                                     -----------    -------------      ----------   ------------
Net increase (decrease) -- Class C    (1,425,275)     (10,175,446)      6,497,436     64,403,643
                                     -----------    -------------      ----------   ------------
CLASS D SHARES ...................
Sold .............................       204,558        1,533,822       3,372,013     33,511,114
Redeemed .........................    (1,484,051)     (11,125,714)       (878,272)    (7,913,952)
                                     -----------    -------------      ----------   ------------
Net increase (decrease) -- Class D    (1,279,493)      (9,591,892)      2,493,741     25,597,162
                                     -----------    -------------      ----------   ------------
Net increase (decrease) in Fund ..   (10,712,593)   $ (75,623,311)     52,402,868   $518,417,031
                                     ===========    =============      ==========   ============



------------
* Commencement of operations.


6. Federal Income Tax Status

At July 31, 2002, the Fund had a net capital loss carryover of approximately $94,809,000 which will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

Morgan Stanley All Star Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] JULY 31, 2002 continued


Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $47,833,000 during fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $5,059,780, accumulated net realized loss was charged $896 and accumulated undistributed net investment income was credited $5,060,676.


7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 2002, the Fund had outstanding forward contracts and no outstanding future contracts.

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period ............      $8.52                $10.00
                                                     -------               -------
Loss from investment operations:
 Net investment loss+/+ .........................      (0.05)                (0.02)
 Net realized and unrealized loss ...............      (2.43)                (1.46)
                                                      -------               -------
Total loss from investment operations ...........      (2.48)                (1.48)
                                                      -------               -------
Net asset value, end of period ..................      $6.04                 $8.52
                                                      =======               =======
Total Return+ ...................................     (29.11)%              (14.80)%(1)
Ratios to Average Net Assets(3):
Expenses ........................................       1.38 %                1.37 %(2)
Net investment loss .............................      (0.73)%               (0.44)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........    $19,898               $36,225
Portfolio turnover rate .........................        242 %                 106 %(1)



-----------
 *     Commencement of operations.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+      Does not reflect the deduction of sales charge.
       Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS continued




                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period ............        $8.49               $10.00
                                                      --------             --------
Loss from investment operations:
 Net investment loss+/+ .........................        (0.11)               (0.05)
 Net realized and unrealized loss ...............        (2.41)               (1.46)
                                                       --------             --------
Total loss from investment operations ...........        (2.52)               (1.51)
                                                       --------             --------
Net asset value, end of period ..................        $5.97                $8.49
                                                      ========             ========

Total Return+ ...................................       (29.68)%             (15.10)%(1)
                                                        ======               ======
Ratios to Average Net Assets(3):
Expenses ........................................         2.13 %               2.12 %(2)
Net investment loss .............................        (1.48)%              (1.19)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........     $191,879             $332,425
Portfolio turnover rate .........................          242 %                106 %(1)



-----------
*   Commencement of operations.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+   Does not reflect the deduction of sales charge.
    Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS continued




                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period ............      $8.49                 $10.00
                                                      -------               -------
Loss from investment operations:
 Net investment loss+/+ .........................      (0.11)                 (0.05)
 Net realized and unrealized loss ...............      (2.41)                 (1.46)
                                                      -------                -------
Total loss from investment operations ...........      (2.52)                 (1.51)
                                                      -------               -------
Net asset value, end of period ..................      $5.97                  $8.49
                                                     =======                =======
Total Return+ ...................................     (29.68)%               (15.10)%(1)

Ratios to Average Net Assets(3):
Expenses ........................................       2.13 %                 2.12 %(2)
Net investment loss .............................      (1.48)%                (1.19)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........    $30,321                $55,173
Portfolio turnover rate .........................        242 %                  106 %(1)



-----------
*    Commencement of operations.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+    Does not reflect the deduction of sales charge.
     Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
FINANCIAL HIGHLIGHTS continued




                                                                         FOR THE PERIOD
                                                      FOR THE YEAR     FEBRUARY 26, 2001*
                                                         ENDED              THROUGH
                                                     JULY 31, 2002       JULY 31, 2001
                                                    ---------------   -------------------
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period ............      $8.52                $10.00
                                                     -------               -------
Loss from investment operations:
 Net investment loss+/+ .........................      (0.04)                (0.01)
 Net realized and unrealized loss ...............      (2.42)                (1.47)
                                                      -------               -------
Total loss from investment operations ...........      (2.46)                (1.48)
                                                      -------               -------
Net asset value, end of period ..................      $6.06                 $8.52
                                                      =======               =======
Total Return+ ...................................     (28.87)%              (14.80)%(1)

Ratios to Average Net Assets(3):
Expenses ........................................       1.13 %                1.12 %(2)
Net investment loss .............................      (0.48)%               (0.19)%(2)

Supplemental Data:
Net assets, end of period, in thousands .........    $ 7,375               $21,280
Portfolio turnover rate .........................        242 %                 106 %(1)



-----------
*   Commencement of operations.
+/+ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

Morgan Stanley All Star Growth Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley All Star Growth Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley All Star Growth Fund (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period February 26, 2001 (commencement of operations) through July 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley All Star Growth Fund as of July 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period February 26, 2001 (commencement of operations) through July 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 12, 2002